UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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J & J SNACK FOODS CORP.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 10, 2021

TO OUR SHAREHOLDERS:

The annual Meeting of Shareholders of J & J SNACK FOODS CORP. will be held virtually on Wednesday, February 10, 2021 at 10:00 A.M., E.S.T., for the following purpose:

1.     To elect one director;

2.     To have an advisory vote on the approval of compensation of the Company’s named executive officers;

3.     To approve the J & J Snack Foods Corp. Amended and Restated Long-Term Incentive Plan (which amends and revises the Company’s 2017 Stock Option Plan); and

4.     To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed December 14, 2020 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our employees and shareholders, we are pleased to provide shareholders with the opportunity to participate in the Annual Meeting online via the Internet in a virtual-only meeting format to facilitate shareholder attendance and provide a consistent experience to all shareholders regardless of location. We will provide a live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/JJSF2021, where you will also be able to submit questions and vote online. You will not be able to attend the meeting at a physical location.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING ONLINE. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

/s/ Marjorie S. Roshkoff
Marjorie S. Roshkoff, Esquire
Secretary

December 21, 2020

ABOUT THE MEETING

Why did you send me this proxy statement?

We sent this proxy statement and the enclosed proxy card to you because our Board of Directors is soliciting your proxy to vote at the virtual 2021 Annual Meeting of Shareholders (the “Annual Meeting”). This proxy statement summarizes information concerning the matters to be presented at the meeting and related information that will help you make an informed vote at the meeting. This proxy statement and the accompanying proxy card are first being mailed to shareholders on or about December 21, 2020.

When is the Annual Meeting?

The Annual Meeting will be held on Wednesday, February 10, 2021. The Annual Meeting will be held via a live webcast, and there will not be a physical meeting location. You will be able to attend the annual meeting online and to vote your shares electronically on the virtual meeting platform by visiting www.virtualshareholdermeeting.com/JJSF2021 and entering the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. This year the change is due to the global COVID-19 pandemic and issues related to social distancing and limits on mass in-person gatherings.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the Annual Meeting on February 10, 2021. If you have difficulty accessing the meeting, please call the technical support number that will be posted on the Annual Meeting login page. We will have technicians available to assist you.

What am I voting on?

At the Annual Meeting, you will be voting:

●	To elect one director for a five-year term;

●	On an advisory vote on approval of the compensation of executives;

●	On the approval of the J &J Snack Foods Corp. Amended and Restated Long-Term Incentive Plan; and

●	Any other matter, if any, as may properly come before the meeting and any adjournment or postponement of the annual meeting.

How do you recommend that I vote on these items?

The Board of Directors recommends that you vote:

●	FOR the director nominee.

●	APPROVE on the advisory vote approving executive compensation.

●	FOR the J & J Snack Foods Corp. Amended and Restated Long-Term Incentive Plan.

Who is entitled to vote?

You may vote if you owned our common share(s) as of the close of business on December 14, 2020, the record date for the annual meeting. On the record date, there were 18,955,730 shares of Common Stock outstanding.

Who pays expenses related to the proxy solicitation?

The expenses of the proxy solicitation will be borne by J & J Snack Foods Corp. (“J & J”, the “Company” or the “Corporation”). In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers or employees of J & J and its subsidiaries without additional compensation. J & J may engage the services of a proxy-soliciting firm. J & J is required to pay the reasonable expenses incurred by record holders of J & J common stock, no par value (“Common Stock”), who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to the beneficial owners of Common Stock they hold of record, upon request of such recordholders.

How many votes are needed to elect a director?

Pursuant to the New Jersey Business Corporation Act (the “NJBCA”), the election of directors will be determined by a plurality vote and the one (1) nominee receiving the most “FOR” votes will be elected. If any nominee for director in an uncontested election receives a greater number of votes “withheld” than votes “for” such election, our Director Resignation Policy requires that such nominee must promptly tender his or her resignation to the Board following certification of the vote, which the Board shall accept or reject within 90 days of the shareholder vote.

Approval of any other proposal will require the affirmative vote of a majority of the votes cast on the proposal.

What constitutes a quorum?

The holders of a majority of the aggregate outstanding shares of Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and at any postponement or adjournment of the Annual Meeting. Pursuant to the NJBCA, abstentions and broker non-votes (described below) will be counted for the purpose of determining whether a quorum is present.

What is the effect of abstentions and broker non-votes?

Under the NJBCA, abstentions, or a withholding of authority, or broker non-votes, are not counted as votes cast and, therefore, will have no effect on any proposal at the Annual Meeting. Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the applicable stock exchange or other organization of which they are members. Members of the New York Stock Exchange (“NYSE”) are permitted to vote their clients’ shares in their own discretion as to certain “routine” matters if the clients have not timely furnished voting instructions prior to the Annual Meeting. The election of directors is not considered a routine matter. When a broker votes a client’s shares on some, but not all, of the proposals at a meeting, the omitted votes are referred to as “broker non-votes.”

How do I vote my shares?

If you are a registered shareholder (that is, if your stock is registered in your name), you may attend the virtual Annual Meeting and vote online or vote by proxy. To vote by mail - mark, sign and date your proxy card and return such card in the postage-paid envelope J & J has provided you.

If you hold your shares in street name (that is, if you hold your shares through a broker, bank or other holder of record), you will receive a voting instruction form from your broker, bank or other holder of record. This form will explain which voting options are available to you. Please see the information provided on page 4 under the heading, Attendance at the Annual Meeting, if you wish to vote at or during the meeting.

J & J encourages you to vote your shares for matters to be covered at the Annual Meeting.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card but do not indicate how you want your shares voted, the persons named in the enclosed proxy will vote your shares of Common Stock:

●	“for” the election of the nominee for director;
●	“approve” the advisory vote approving executive compensation
●	“for” the J & J Snack Foods Corp. Amended and Restated Long Term Incentive Plan; and
●

with respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of J & J.

Can I change my vote after submitting my proxy?

Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you may revoke your proxy by:

●	submitting a later-dated proxy by mail; or

●

attending the Annual Meeting via the webcast and voting electronically on the virtual meeting platform. Your attendance alone will not revoke your proxy. You must also vote electronically at the Annual Meeting.

If you hold your shares in street name, you must contact your broker, bank or other nominee regarding how to change your vote.

Can shareholders speak or ask questions at the Annual Meeting?

Yes. J & J encourages shareholders to ask questions or to voice their views. J & J also wishes to assure order and efficiency for all attending shareholders. Accordingly, the Chairman of the Annual Meeting will have sole authority to make any determinations on the conduct of the Annual Meeting, including time allotted for each shareholder inquiry or similar rules to maintain order. Such determination by the Chairman of the Annual Meeting will be final, conclusive and binding. Anyone who is disruptive or refuses to comply with such rules of order will be excused from the Annual Meeting.

Attendance at the Annual Meeting

Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our employees and shareholders, we are pleased to provide shareholders with the opportunity to participate in the Annual Meeting online via the Internet in a virtual-only meeting format to facilitate shareholder attendance and provide a consistent experience to all shareholders regardless of location. We will provide a live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/JJSF2021, where you will also be able to submit questions and vote online. You will need your 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. You will not be able to attend the meeting at a physical location.

If your shares are registered in street name, your method of voting is described above.

Methods of Voting

Shareholders can vote via the Internet during the Annual Meeting webcast or by proxy. There are three ways to vote by proxy:

●	By Telephone – You can vote by calling 1-800-690-6903;

●	By Internet – You can vote over the Internet at www.proxyvote.com and following the instructions on the proxy card; or

●	By Mail – If you received proxy materials by mail you can vote by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. eastern time on February 9, 2021.

PROPOSAL 1

INFORMATION CONCERNING NOMINEE FOR ELECTION TO BOARD

One (1) director is expected to be elected at the Annual Meeting to serve on the Board of Directors of J & J until the expiration of his term as indicated below and until his successor is elected and has qualified.

The following table sets forth information concerning J & J’s nominee for election to the Board of Directors. If the nominee becomes unable or for good cause will not serve, the persons named in the enclosed form of proxy will vote in accordance with their best judgment for the election of such substitute nominee as shall be designated by the Board of Directors. The Board of Directors of J & J expects the nominee to be willing and able to serve.

Name	Age	Position	Year of Expiration of Term as Director

Peter G. Stanley	78	Director	2026

Peter G. Stanley became a director in 1983. Since November 1999 he has been the Chairman of the Board of Emerging Growth Equities, Ltd., an investment banking firm. Mr. Stanley brings to the Board experience as a commercial and investment banker, with knowledge of strategic acquisitions and corporate finance. He provides the Board with strong financial skills and chairs our Audit Committee.

The Board recommends that you vote “FOR” the election of the nominee.

INFORMATION CONCERNING CONTINUING

DIRECTORS AND NAMED EXECUTIVE OFFICERS

Name	Age	Position	Year of Expiration of Term as Director
Gerald B. Shreiber	79	Chairman of the Board, CEO	2025

Sidney R. Brown	62	Director	2023

Vincent Melchiorre	60	Director	2024

Marjorie S. Roshkoff, Esquire	52	Director, Vice -President, In-House Counsel, and Secretary	2022

Daniel Fachner	60	President

Ken A. Plunk	57	Senior Vice President, Chief Financial Officer

Robert M. Radano	71	Senior Vice President, Chief Operating Officer

Robert Pape	63	Senior Vice President, Sales

Dennis G. Moore	65	Senior Vice President, former Chief Financial Officer and former Director

Gerald B. Shreiber is the founder of the Company and has served as its Chairman of the Board, President, and Chief Executive Officer since its inception in 1971. In addition to his leadership skills as Chief Executive Officer, Mr. Shreiber has a broad range of experience in production, marketing and finance. Also, he has a deep understanding of J & J’s business and its industry. In May 2020 Mr. Shreiber stepped down as President of J & J Snack Foods Corp.

Sidney R. Brown is the Chief Executive Officer of NFI Industries, Inc., a premier integrated supply chain solutions provider.  Mr. Brown is also on the Board of FS Energy and Power Fund, a specialty finance company that invests primarily in income-oriented securities of private energy-related companies.  In addition, he is a member of the Board of Trustees of Cooper Health Systems, a non-profit provider of health services in Southern New Jersey.  Mr. Brown has management experience in running a private company and experience in executing strategic acquisitions.  He has broad experience in freight transportation.  He also has a strong background in sales, marketing and finance.  He became a director of the Company in 2003.

Vincent Melchiorre is Senior Vice President of Bimbo Bakeries USA since September 2010. From June 2007 to August 2010, Mr. Melchiorre was employed by J & J Snack Foods Corp. as Senior Vice President – Food Group. From May 2006 to June 2007 he was Senior Vice President, Bread and Roll business, George Weston Foods; from January 2003 to April 2006 he was Senior Vice President, Sales and Marketing at Tasty Baking Company and from June 1982 to December 2002 he was employed by Campbell Soup Company in various capacities, most recently as Vice President of Marketing of Pepperidge Farm. These experiences provide Mr. Melchiorre with an extensive knowledge of the food business including relevant experience in the fresh, frozen and shelf stable segments. In addition, he has had leadership roles in finance, information technology, operations, sales and marketing. Mr. Melchiorre became a director in August 2013.

Marjorie S. Roshkoff joined the Company in February 2016 with more than 15 years of legal experience. In February 2017 she was appointed Vice President, In-House Counsel and Corporate Secretary. In this role, she oversees outside counsel and is responsible for the Company’s legal issues. Ms. Roshkoff became a director of the Company in 2020. In addition to her legal and employment related expertise, she has extensive knowledge of the Company’s history, organization and culture and adds the perspective of a long-term highly committed director, shareholder and employee regarding Board decisions and matters. Ms. Roshkoff is a daughter of Gerald B. Shreiber.

Daniel Fachner has been an employee of The ICEE Company since 1979 and became its President in August 1997. In May 2020 Mr. Fachner was named President of J & J Snack Foods Corp.

Ken A. Plunk was appointed Senior Vice President, Chief Financial Officer on September 21, 2020. Prior to joining J & J, Mr. Plunk spent 12 years at Walmart Inc. most recently as Senior Vice President of International Finance. Prior to Walmart, he worked at The Home Depot for four years, holding leadership positions in merchandise finance and internal audit.

Robert M. Radano joined the Company in 1972 and in May 1996 was named Chief Operating Officer of the Company.

Robert Pape joined the Company in March 1998 as Senior Vice President of Sales and Marketing. Prior to joining the Company Mr. Pape worked for Campbell Soup Company as its National Sales Director.

Dennis G. Moore was Chief Financial Officer from 1992 until September 2020 when his successor was appointed. Mr. Moore was elected to the Board of Directors in 1995.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

J & J is a Company incorporated under the laws of the State of New Jersey. In accordance with New Jersey law and J & J’s By-laws, the Board of Directors has responsibility for overseeing the conduct of J & J’s business. J & J has established a Code of Business, Conduct and Ethics which is applicable to all directors, officers and employees of the Company. In addition, the Company has adopted a Code of Ethics for Chief Executive and Senior Financial Officers. Copies of these codes are available on the Company’s website.

Director Independence

The rules of NASDAQ require that a majority of the Company’s Board of Directors and the Members of the Audit Committee, Compensation Committee and the Nominating/ Governance Committee meet its independence criteria. No director qualifies as independent unless the Board determines that the director has no direct or indirect material relationship with the Company. The Board considers all relevant facts and circumstances of which it is aware in making an independence determination.

Based on the NASDAQ guidelines the Board has determined that each of the following directors is independent: Sidney R. Brown, Vincent Melchiorre and Peter G. Stanley. Neither Mr. Stanley nor Mr. Melchiorre has a business, financial, family or other type of relationship with J & J. Mr. Brown’s company, NFI Industries, provided transportation services to the Company totaling, $180,000 in fiscal 2018, $540,000 in 2019 and $274,980 in fiscal 2020.

Board Meetings

During the fiscal year, the Board of Directors held four regularly scheduled meetings. Each Director attended at least 75% of the total meetings of the Board of Directors and the Committees on which he or she served.

Annual Meeting Attendance

It has been longstanding practice of the Company for all Directors to attend the Annual Meeting of Shareholders. All Directors attended the Annual Meeting held in February 2020.

Executive Sessions of Independent Directors

The Independent Directors meet in executive sessions without management present before or after regularly scheduled Board meetings. In addition, the Independent Directors meet at least once annually with the Chief Executive Officer at which time succession issues are discussed.

Director Stock Ownership Guidelines

The Board has established stock ownership guidelines for the non-employee directors. Within two years of election as a director, the director must attain and hold 3000 shares of J & J’s Common Stock. All current non-employee directors meet this guideline.

Board Leadership

The Board has reviewed and discussed the leadership structure at the Company. Mr. Shreiber currently serves as both principal executive officer and chairman of the Board. As the founder of the Company, Mr. Shreiber has been its Chief Executive Officer and Chairman since the Company’s inception. He currently beneficially owns 19% of the Company’s stock and may be deemed to be its controlling shareholder. Over the years, it has been Mr. Shreiber’s position, shared by the full Board, that as controlling shareholder who is the founder of, and active in, the business, which Mr. Shreiber has been for over the last 48 years, he should hold both roles. During 2020 Mr. Shreiber, along with the remainder of the Board members, determined it was in the best interest of the Company and shareholders to appoint a president of the Company to manage the operations of the Company and move the strategic vision of the Company forward.  Accordingly, on May 4, 2020, Daniel Fachner, President and Chief Executive Officer of the Company’s wholly owned subsidiary, The ICEE Company, was appointed President of the Company while continuing his role with The ICEE Company, positions he held since August 1997.

Board Committees

In order to fulfill its responsibilities, the Board has delegated certain authority to its committees. There are three standing committees: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating/Governance Committee. Each Committee has its own Charter which is reviewed annually by each committee to assure ongoing compliance with applicable law and sound governance practices. Committee charters may be found on our website at www.jjsnack.com under the “Investors” tab and then under “Corporate Governance”. Paper copies are available at no cost by written request to Marjorie S. Roshkoff, Corporate Secretary,   J & J Snack Foods Corp., 6000 Central Highway, Pennsauken, New Jersey 08109. Shareholders may also call 1-800-486-9533 or contact investorrelations@jjsnack.com for a paper copy.

The Audit Committee

The Audit Committee is comprised of directors Mr. Stanley (Chairman), Mr. Brown and Mr. Melchiorre, each of whom qualifies as an independent director and meets the other requirements to serve on the Audit Committee under rules of the NASDAQ Stock Market. The principal functions of the Audit Committee include, but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Company and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Company’s financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Company’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Company’s independent auditors. The Audit Committee convened six (6) times during the 2020 fiscal year.

The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee believes that the background and experience of its members allow them to perform their duties as members of the Audit Committee. This background and experience include a former banker and current investment banker who regularly reviews financial statements of companies, a Chief Executive Officer of a substantial private company with financial oversight responsibilities who also is a former Chairman of the Board of a National Bank, and a businessman who has had substantial financial oversight responsibilities with food companies.

The Compensation Committee

The Compensation Committee is comprised of directors Mr. Brown (Chairman) and Mr. Stanley, each of whom qualifies as an independent director under the rules of the NASDAQ Stock Market, as non-employee directors under Rule 16b-3 of the Securities Exchange Act of 1934, and as outside directors under Section 162(m) of the Internal Revenue Service. The Committee has responsibility for the following:

●

Annually review and determine the compensation of the CEO and other officers without the CEO being present during the voting or deliberations of the compensation committee with respect to his or her compensation.

●	Review and approve compensation paid to family members of officers and directors.

●	Determine the Company’s policy with respect to the application of Internal Revenue Code Section 162(m).

●	Approve the form of employment contracts, severance arrangements, change in control provisions and other compensatory arrangements with officers.

●	Approve cash incentives and deferred compensation plans for officers (including any modification to such plans) and oversee the performance objectives and funding for executive incentive plans.

●

Approve compensation programs and grants involving the use of the Company’s stock and other equity securities, including the administration of the J & J Snack Foods Corp. Amended and Restated Long-Term Incentive Plan.

●	Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement for each annual meeting of shareholders in accordance with applicable rules and regulations.

●	Retain or obtain the advice of a compensation consultant, legal counsel or other advisor.

●	Have direct responsibility for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other advisor retained by the Compensation Committee.

●	Monitor compliance with legal prohibitions on loans to directors and officers of the Company.

●	Review the Committee’s performance annually.

●	Review and reassess the adequacy of the Committee’s Charter annually and recommend to the Board any appropriate changes.

●	Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board.

The Compensation Committee held three (3) meeting(s) during fiscal 2020.

The Nominating Committee

The Nominating and Corporate Governance Committee is comprised of directors Mr. Melchiorre (Chairman), Mr. Brown and Mr. Stanley, each of whom qualifies as an independent director under rules of the NASDAQ Stock Market. This Committee’s primary responsibilities are to (1) make recommendations to the Board of Directors regarding composition of the Board and committees of the Board, (2) identify individuals qualified to become Board members and recommend to the Board qualified individuals to be nominated for election or appointed to the Board, (3) develop a succession plan for the Company’s Chief Executive Officer and (4) develop corporate governance guidelines applicable to the Company. The Committee will consider nominees for directors recommended by stockholders. Any stockholder may recommend a prospective nominee for the Committee’s consideration by submitting in writing to the Company’s Secretary (at the Company’s address set forth below) the prospective nominee’s name and qualifications. The Nominating and Corporate Governance Committee held three (3) meetings during fiscal 2020.

Shareholder Proposals and Nominations

Any stockholder who wishes to submit a proposal to be voted on or to nominate a person for election to the Board of Directors at the Company’s annual meeting of stockholders in 2022 must notify the Company’s Secretary (at the Company’s address set forth above) no earlier than August 23, 2021 and no later than September 22, 2021 (unless the date of the 2022 annual meeting is more than 30 days before or more than 60 days after February 10, 2022, in which case the notice of proposal must be received (a) not more than 90 days prior to the annual anniversary of the date on which the Company first mailed proxy materials for the 2020 annual meeting to shareholders, and (b) not earlier than the later of (i) 60 days prior to the annual anniversary of the date on which the Company first mailed proxy materials for the 2020 annual meeting to shareholders, and (ii) the 10th day following the date on which the Company first publicly announces the date of the 2021 annual meeting). The notice of a proposal or nomination must also include certain information about the proposal or nominee and about the stockholder submitting the proposal or nomination, as required by the Company’s By-Laws, and must also meet the requirements of applicable securities laws. Proposals or nominations not meeting these requirements will not be presented at the annual meeting.

For more information regarding stockholder proposals or nominations, you may request a copy of the Bylaws from the Company’s Secretary at the Company’s address set forth below.

Communication with The Board

Shareholders, employees and others may contact any of the Company’s Directors by writing to them c/o J & J Snack Foods Corp., 6000 Central Highway, Pennsauken, New Jersey 08109.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers, and persons who beneficially own more than ten percent of the Company’s Common Stock, file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations received by it from such directors and executive officers, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2020.

The Role of the Board in Risk Oversight

It is the responsibility of the Board to understand and oversee the Company’s strategic plans, and the steps that senior management is taking to manage and mitigate those risks. In the normal course of its business, the Company is exposed to a variety of risks, including marketing and sales, financial reporting and control, information technology, employee matters and legal issues. The identification and understanding of the risks are important in the successful management of the Company. Key management is responsible for the day to day management of the business risks.

Director Compensation

Each non-employee director then serving received on January 1, 2020 a payment of $91,000 (in Company stock or cash at the election of the director) as well as $750 per quarter as a retainer and $1,000 for attendance at each of the Company’s four quarterly Board meetings. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000.

Non-Employee Director Compensation Table for Fiscal 2020

	Fees Paid in Cash	Fees Paid in Stock
Directors

Sidney R. Brown	$7,000	$91,000
Peter G. Stanley	$108,000
Vincent Melchiorre	$98,000

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth information as of December 14, 2020 concerning (i) each person or group known to J & J to be the beneficial owner of more than 5% of Common Stock, (ii) each director of the Company, (iii) the Company’s Chief Executive Officer, the current Chief Financial Officer, the former Chief Financial Officer and the three other most highly compensated executive officers (the “Named Executive Officers”) for the 2020 fiscal year, and (iv) the beneficial ownership of Common Stock by the Company’s directors and all Executive Officers as a group. Except as otherwise noted, each beneficial owner of the Common Stock listed below has sole investment and voting power.

Name and Address of Beneficial Owner	Shares Owned Beneficially		Percent of Class (1)

Directors, Nominees and Named Executive Officers

Gerald B. Shreiber	3,692,892	(2)(6)	19%
6000 Central Highway
Pennsauken, NJ 08109
Sidney R. Brown	14,285	(7)	*
Vincent Melchiorre	3,000	(3)	*
Peter G. Stanley	10,000	(3)	*
Marjorie S. Roshkoff	76,107	(4) (8)	*
Daniel Fachner	28,131	(10)	*
Ken A. Plunk	1,579	(9)	*
Dennis G. Moore	71,106	(10)	*
Robert M. Radano	103,139	(10)	*
Robert Pape	15,010	(11)	*

All executive officers and directors as a group (10 persons)	4,015,249	(5)	21%

Five percent Shareholders

Black Rock Fund Advisors
400 Howard Street
San Francisco, CA 94105			13%

The Vanguard Group, Inc.
100 Vanguard Blvd.
Malvern, PA 19355-2331			9%

Macquerie Investment Management
100 Independence
610 Market Street
Philadelphia, PA 19106-2354			5%

* Less than 1%

(1)     The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission and, accordingly, include securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of Record Date. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.

(2)     Includes 140,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days from the date of this Proxy Statement.

(3)     Owned jointly with spouse with shared voting.

(4)     Includes 773 shares of Common Stock issuable upon the exercise of options granted to executive officers of J & J and exercisable within 60 days from the date of this Proxy Statement.

(5)     Includes 167,473 shares of Common Stock issuable upon the exercise of options exercisable within 60 days from the date of this Proxy Statement.

(6)     Does not include 274,865 number of shares held in a Foundation of which Mr. Shreiber is a Trustee and who has disclaimed beneficial ownership of such shares.

(7)     Does not include 2,600 number of shares held in a Foundation of which Mr. Brown is a Trustee and who has disclaimed ownership of such shares.

(8)     Does not include 217,642 shares held in a trust for Ms. Roshkoff and her siblings, IDGT, and 111,115 shares held in a trust for the mother of Ms. Roshkoff, for each of which Ms. Roshkoff serves as the Trustee, as well as 22,764 shares held by Ms. Roshkoff’s children individually, held in trust or custodian accounts, for each of which Ms. Roshkoff serves as the Trustee or Custodian.

(9)     Includes 1,579 shares of restricted stock granted to Mr. Plunk thirty days after his appointment as CFO, which vest equally over three years.

(10)   Includes 8,000 shares of Common Stock issuable upon the exercise of options granted to executive officers of J & J and exercisable within 60 days from the date of this Proxy Statement.

(11)   Includes 2,700 shares of Common Stock issuable upon the exercise of options granted to the executive officers of J & J and exercisable within 60 days from the date of this Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction: J & J Snack Foods Corp. manufactures snack foods and frozen beverages which it markets nationally to the food service and retail supermarket industries. Our compensation programs are designed to support our business goals and promote both short-term and long-term growth. This section of the proxy statement explains how our compensation programs are designed and operate in practice with respect to our Named Executive officers. For 2020, our Named Executive Officers are the CEO, the CFO, the former CFO and the three most highly compensated executive officers which includes our President. The “Executive Compensation” section presents compensation earned by the Named Executive Officers.

Executive Compensation Objectives

Our executive compensation programs reflect our results-oriented corporate culture that rewards achievement of aggressive goals. Our compensation program for executive officers is designed to attract, retain, motivate and reward talented executives who will advance our strategic, operational and financial objectives and thereby enhance stockholder value.

The following principles are considered in setting compensation programs and pay levels:

●

Compensation and benefit programs offered by J & J should appropriately reflect the size and financial resources of our Company in order to maintain long-term viability. These programs should be increasingly market-based (rather than legacy) and competitive, without limiting our ability to adequately invest in our business. This approach supports our efforts to maintain a viable and sustainable enterprise for the future.

●

Compensation should reward Company and individual performance. Our programs should strive to deliver competitive compensation for exceptional individual and Company performance to companies with whom we compete for executive talent. The Compensation Committee reviews reports of compensation of 100 local Philadelphia companies.

●

Compensation of executive officers should be predominately performance-based. At higher levels in the Company, a greater proportion of an executive’s compensation should be linked to Company performance and stockholder returns. As discussed below, our performance is measured against financial and operational goals and objectives. We also place emphasis on relative performance with our competitor peer group.

●

The objectives of rewarding performance and retention should be balanced. In periods of temporary downturns in Company performance, particularly when driven by unanticipated industry events or customer decisions, our compensation programs should continue to ensure that high-achieving, marketable executives remain motivated and committed to J & J. This principle is essential to our effort to encourage our leaders to remain with J & J for long and productive careers.

●

Executive officers should be J & J stockholders. Stock ownership aligns our executive officers’ interest with those of our stockholders. They should be required to maintain ownership of J & J stock at a level appropriate for their position in the company. J & J’s long-term equity-based compensation program should facilitate stock ownership and link a portion of compensation to stock price appreciation.

Determining Compensation

The Compensation Committee’s process for determining compensation levels for executive officers differs depending upon the compensation element and the position of the individual being considered. For each executive officer other than the CEO, the Compensation Committee annually reviews each element of compensation described below in consultation with the CEO. A number of factors are considered in determining individual compensation level, including performance of the individual and the business unit or function under his or her leadership, the Company’s performance, and economic and business conditions affecting J & J at the time of the review. Management and external sources provide relevant information and analyses as the Compensation Committee deems appropriate. Competitive market data (compensation of 100 local Philadelphia Companies) is considered from time to time, but we need not set compensation levels at a targeted percentile or rely solely on such data to make compensation decisions. While substantially guided by the applicable performance metrics of our programs, the Compensation Committee retains authority to exercise its judgment when approving individual awards. The Committee does not engage in the benchmarking of total compensation or any material component thereof.

With respect to the CEO, the Compensation Committee meets to assess annual Company and individual performance. The Compensation Committee determines Mr. Shreiber’s base salary based on the factors the Compensation Committee, in its discretion, considers relevant and in the best interest of J & J. Mr. Shreiber’s bonus was determined by a formula approved by J & J’s stockholders.

J & J’s policies are generally not to have employment contracts or change in control provisions for its executive officers. Its six named executive officers have an average of over 30 years’ service with the Company. None of these officers have employment contracts or change-in-control provisions. This substantial long-term commitment is also demonstrated in this group’s significant ownership of Company stock.

Annual Cash Incentive

The Annual Cash Incentive or Bonus for each Named Executive Officer is handled in a variety of ways. Certain executives are governed by various formula described below which have been developed over the years. The Compensation Committee reviews the formula annually and has determined that it is producing results that it considers fair and appropriate.

Gerald B. Shreiber, CEO. At our 2004 Annual Meeting, the Shareholders approved a bonus formula for Mr. Shreiber whereby he receives annually a bonus equal to 2.5 percent of the Company’s Net Earnings. The Committee did not follow this formula for 2018. Mr. Shreiber’s bonus for fiscal year 2018 of $1,998,356 was determined independently of the formula because of the large tax benefit the Company received in 2018 resulting from the Tax Cuts and Jobs Act of 2017. This resulted in Mr. Shreiber receiving a lesser bonus than he would have had the Company followed the pre-approved formula. For fiscal year 2019 Mr. Shreiber’s bonus was $2,270,469, which was again less than the pre-approved formula. Mr. Shreiber gave up his remaining salary for the year 2020 beginning in April 2020 in light of the global COVID-19 pandemic. He received a bonus of $457,604 in accordance with the formula set forth above for fiscal year 2020.

Prior to assuming the role of President, Daniel Fachner’s annual bonus was equal to two percent (2%) of the earnings before taxes and foreign currency adjustments for the ICEE Company. This year, the Compensation Committee did not follow that formula. In recognition of Mr. Fachner’s increased duties and role as President of J & J, Mr. Fachner’s bonus remained at last year’s amount.

Ken A. Plunk was appointed Senior Vice President, CFO on September 21, 2020. He will be entitled to an annual bonus with a target amount of 60% his base salary. The annual payout will be dependent upon factors including Company earnings and can be adjusted up or down from the target as determined in the sole discretion of the President and the Board of Directors.

Robert Radano, Senior Vice President and COO, has a target bonus of 50% to 70% of his base compensation. His bonus is subjective and based upon his performance. The Compensation Committee also considers the recommendation of the CEO.

Robert Pape, Senior Vice President Sales bonus is not determined by formula.

Dennis G. Moore’s, Senior Vice President and former CFO, bonus is not determined by formula. In determining his bonus, the Compensation Committee periodically reviews the pay for Chief Financial Officers included in the Philadelphia Business Journal report on the 100 largest public companies in the region. The Committee did not use this information to create any specific comparison groups or as a benchmarking tool when determining any specific individual’s compensation, including Mr. Moore. The Committee also considers the recommendation of the CEO and the annual results of the Company.

Long-Term Incentives

Long-term incentive compensation is designed to:

•     align executive officer and stockholder interests;

•     facilitate stock ownership among executive officers;

•      reward achievement of long-term performance goals; and

•      provide incentives for executive retention;

Over the years, the Compensation Committee has limited the use of long-term compensation to the stock options described below because the Named Executive Officers have already accumulated substantial stock ownership over their long periods of service. As a result, compensation of the Named Executive Officers is primarily current compensation. To the extent, new executive officers may be hired, the Compensation Committee carefully reviews the incentive compensation. The Compensation Committee for example granted restricted to stock to the Company’s new Chief Financial Officer in the form of an inducement grant. As a result of the Compensation Committee’s commitment to attract, retain and reward the best available persons for positions of responsibility, the ability to provide for awards beyond stock options is in the best interests of the Company and its shareholders, as described in Proposal No. 3 in this Proxy Statement.

The terms of the long-term incentive awards granted to Named Executive Officers are described in the narrative to Summary Compensation Table and Grants of Plan-Based Awards table. With the exception of options granted to recently hired employees at time of hire or to employees hired in connection with an acquisition, stock options have usually been granted annually. On May 20, 2020 the Board issued options to various employees, including the Named Executive Officers, except for Mr. Shreiber, at that date’s closing price.

Benefits

Our Named Executive Officers participate in the full range of benefit and retirement plans provided to all salaried employees. These include health and welfare benefits, our 401(K) plan and our Stock Purchase Plan.

Perquisites

J & J provides a limited number of perquisites to its Named Executive Officers. The most significant of these perquisites to the Named Executive Officers is the use of a Company automobile. Mr. Fachner is provided with an allowance to defray the cost of his Country Club membership.

Tax and Accounting Considerations

Pursuant to the Tax Cuts and Jobs Act of 2017 compensation over $1 million to our executives is not deductible. Prior to 2018, compensation to Mr. Shreiber over $1 million was deductible under Section 162(m) of the Code, as his bonus formula was approved as performance based compensation by shareholders in 2004.

Accounting for Stock-Based Compensation. Stock-based compensation expense for all share-based payment awards is based on the grant date fair value.

CEO Pay Ratio

Under rules adopted pursuant to the Dodd-Frank Act of 2010, the Company is required to calculate and disclose the total compensation paid to its median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to the Company’s CEO.

Measurement Date

We identified the median employee using our employee population on June 2020 and total year-to-date compensation for all employees, excluding the Company’s CEO.

Median annual total compensation of all employees (excluding Mr. Shreiber)	$39,335

Annual total compensation of Mr. Shreiber, CEO	$964,115

Ratio of Mr. Shreiber’s annual total compensation to the median of all employees	25:1

Policy on Claw Backs

In December 2020, the Board of Directors unanimously adopted a policy on Claw Backs. Under such policy a Claw Back review may be initiated as a result of any suspected non-compliance, which includes, but is not limited to:

• fraud, money laundering, bribery, corruption or other form of misconduct;

• any restatement of financial reports as a result of any misconduct;

• any act causing reputational harm to the Company or its business activities;

• any other grossly negligent acts or omissions of executives, including a failure to supervise in appropriate circumstances;

• failure to identify, raise or assess in a timely manner any risks or concerns material to the Company, its business activities or its reputation; and

• any other violation of the Company's General Code of Ethics.

Policy Against Hedging

The Board of Directors also unanimously adopted an Anti-Hedging Policy in December 2020. Under such policy Executive Officers and Directors of the Company and its subsidiaries shall not, unless previously approved by the Nominating and Governance Committee of the Board, directly or indirectly:

• Purchase any financial instrument, or enter into any transaction, that is designed to hedge or offset a decrease in the market value of Company stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars or exchange funds); or

• Hypothecate, or otherwise encumber shares of Company stock as collateral for indebtedness. This prohibition includes, but is not limited to, holding such shares in a margin account.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of the Board of Directors

Sidney R. Brown, Chairman

Peter G. Stanley

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes compensation paid or earned for the three fiscal years ended September 26, 2020 for the Company’s Chief Executive Officer, Chief Financial Officer, former Chief Financial Officer and the three other most highly compensated executive officers (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($) (1)	All other compensation ($) (2)	Total ($)
Gerald B. Shreiber, Chairman of the Board,	2020	498,077	457,604			8,434	964,115
Chief Executive Officer, Director	2019	950,000	2,270,469		977,600	9,770	4,207,839
	2018	925,000	1,998,356		924,200	11,006	3,858,562
Daniel Fachner, President	2020	408,308	643,119		171,840	16,517	1,239,784
	2019	400,000	643,119		210,320	24,565	1,278,004
	2018	392,317	602,120		189,440	23,087	1,206,964
Ken A. Plunk, Senior Vice President, Chief Financial Officer (3)(4)	2020	8,750					8,750
Robert M. Radano, Senior Vice President,	2020	400,305	173,040		114,560	11,904	699,809
Chief Operating Officer	2019	400,383	216,300		210,320	15,625	842,628
	2018	400,305	216,300		189,440	16,387	822,432
Robert J. Pape, Senior Vice President - Sales	2020	279,528	44,300		38,664	11,907	374,399
Dennis G. Moore, Senior Vice President,	2020	465,940	229,120			10,759	705,819
Former Chief Financial Officer (5)	2019	465,820	286,400		210,320	9,850	972,390
	2018	445,154	286,400		189,440	10,246	931,240

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(1)      The value of the option awards equals their grant date fair value as computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation of the option awards in this column, please refer to Note A.13 to the financial statements included as part of our Annual Report on Form 10-K for the fiscal year ended September 26, 2020.

(2)     Includes use of Company automobiles, 401(k) match and membership fees at a local country club for Mr. Fachner.

(3)     Mr. Plunk was appointed Senior Vice President and CFO on September 21, 2020.

(4)     In October 2020, Mr. Plunk received 1,579 shares issued pursuant to an Inducement Restricted Stock Award Agreement with such shares vesting over three (3) years in equal installments.

(5)     Mr. Moore retired as Director in July 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity in Entire Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payment Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Gerald B. Shreiber	09/24/11 09/29/12 09/27/13 09/26/14 09/26/15 09/23/16 09/29/17 09/28/18 09/27/19	20,000 20,000 20,000 20,000 20,000 20,000 20,000	20,000 20,000	47.59 57.33 80.79 94.24 117.85 119.44 131.30 150.89 191.40	09/23/21 09/28/22 09/26/23 09/25/24 09/27/25 09/22/26 09/28/27 09/27/28 09/27/29
Daniel Fachner	02/16/16 02/15/17 03/13/18 05/14/19 05/21/20	8,000 8,000	8,000 8,000 12,000	108.69 129.26 141.01 163.29 125.83	02/15/21 02/14/22 03/12/23 05/13/24 05/20/25
Ken Plunk (1)
Robert M. Radano	02/16/16 02/15/17 03/13/18 05/14/19 05/21/20	8,000 8,000	8,000 8,000 8,000	108.69 129.26 141.01 163.29 125.83	02/15/21 02/14/22 03/12/23 05/13/24 05/20/25
Robert J. Pape	02/16/16 02/15/17 03/13/18 05/14/19 5/21/20	2,700 2,700	2,700 2,700 2,700	108.69 129.26 141.01 163.29 125.83	02/15/21 02/14/22 03/12/23 05/13/24 05/20/25
Dennis G. Moore	02/16/16 02/15/17 03/13/18 05/14/19	8,000 8,000	8,000 8,000	108.69 129.26 141.01 163.29	02/15/21 02/14/22 03/12/23 05/13/24

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(1)     In October 2020, Mr. Plunk received 1,579 shares issued pursuant to an Inducement Restricted Stock Award Agreement with such shares vesting over three (3) years in equal installments.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2020

Long term awards granted in fiscal 2020 to the Named Executive officers are shown in the following table.

Name	Grant Date	Number of Securities Underlying Options (1) #	Exercise or Base Price of Option Awards (2) $	Grant Date Fair Value of Option Awards (3) $	All other stock awards: Number of shares of stock or units

Daniel Fachner	5/21/2020	12,000	125.83	171,840

Ken A. Plunk (4)

Robert Radano	5/21/2020	8,000	125.83	114,560

Robert Pape	5/21/2020	2,700	125.83	38,664

___________

(1)     This column shows the number of stock options granted in fiscal 2020 to each Named Executive Officer. These options are not exercisable until three years after the date of grant.

(2)     This column shows the exercise price for options granted in fiscal 2020 to each Named Executive Officer, which was the closing price of J & J’s Common Stock on the date the options were granted.

(3)     The value of the option awards equals their grant date fair value as computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation of the option awards in this column, please refer to Note A.13 to the financial statements included as part of our Annual Report on Form 10-K for the fiscal year ended September 26, 2020.

(4)     In October 2020, Mr. Plunk received 1,579 shares issued pursuant to an Inducement Restricted Stock Award Agreement with such shares vesting over three (3) years in equal installments.

OPTION EXERCISES

The following table provides information on stock options exercised by the Named Executive Officers during fiscal year 2020.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)
Gerald B. Shreiber	20,000	1,677,600

TRANSACTIONS WITH RELATED PERSONS

The Compensation Committee is required to approve the compensation payable to officers and directors and to family members of officers and directors. The Company’s Code of Business Conduct and Ethics applies to all officers, directors and employees of the Company. This code requires that if any director or executive officer or their family members or friends seek to provide goods or services to the Company or has or will have any transaction that is expected to exceed $120,000, they must notify the Company’s Chief Financial Officer, who reviews the proposed transaction and notifies the Nominating and Corporate Governance Committee for review and action as it sees fit.

The Charter of the Nominating and Corporate Governance Committee provides that the Committee shall review the material terms of the transaction including the approximate dollar amount, and the material facts and the related persons direct or indirect interest in, or relationship to, the transaction. In determining whether to approve or ratify a transaction, the Committee is directed to consider, among other factors it may deem appropriate, whether the transaction was or will be on terms no less favorable that those generally available to an unaffiliated third party under the same or similar circumstances. No director may participate in the discussion or approval of a transaction in which he or she, or a member of his or her immediate family, has a direct or indirect interest.

The Committee’s Charter provides that it is deemed to have approved any transaction, even if exceeding $120,000, in which a related person’s only interest is as a holder of the Company’s stock, and all holders received or will receive proportional benefits (such as the payment of regular quarterly dividends).

The directors and executive officers annually complete a proxy questionnaire in which they are asked to describe any transactions they or their immediate family have with the company in an amount that exceeds $120,000.

CERTAIN TRANSACTIONS

Robyn Shreiber, daughter of Gerald B. Shreiber, is Vice President, National Account Sales of J & J Snack Foods Sales Corp., a subsidiary of J & J. During fiscal 2020, she received $240,692 in total compensation. Frank Shreiber, brother of Gerald B. Shreiber, is Director of Purchasing. During fiscal 2020, he received $177,139 in total compensation. Marjorie Shreiber Roshkoff, daughter of Gerald B. Shreiber, is a Director, Vice President and In-House Counsel of J & J Snack Foods Corp. During fiscal 2020, she received $ 241,343 in total compensation for her role as Vice President and In-House Counsel. Aaron Winkelman, son-in- law of Daniel Fachner, is Senior Director of Managed Service for The ICEE Company. During fiscal 2020, he received total compensation of $149,370.

POTENTIAL PAYMENT UPON TERMINATION OR CHANGE IN CONTROL

The Company does not have any Agreements to provide payment or benefits to any Named Executive Officer upon termination or change-in-control.

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting process and the audits of the Company’s financial statements, as further detailed in the Committee’s Charter attached as Exhibit B to the Proxy Statement for the 2005 Annual Meeting and available on the Company’s website.

The Company’s management is responsible for the integrity of the Company’s financial statements, as well as its accounting and financial reporting process and internal controls for compliance with applicable accounting standards, laws and regulations. The Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and expressing an opinion in its report on those financial statements.

The Audit Committee is responsible for monitoring and reviewing these processes, as well as the independence and performance of the Company’s independent registered public accounting firm. The Audit Committee does not conduct auditing or accounting reviews or procedures. The Audit Committee has relied on management’s representation that the financial statements have been prepared with integrity and in conformity with generally accepted accounting procedures in the U.S. and on the registered public accounting firm representations included in its report on the Company’s financial statements. The Company’s independent registered public accounting firm also audited and discussed with the Audit Committee the Company’s internal control over financial reporting.

The Audit Committee reviewed and discussed with management the Company’s audited financial statements for fiscal year 2020. The Committee discussed with the Company’s registered public accounting firm, Grant Thornton, the matters required to be discussed by the Codification of Statements on Auditing Standards 61, Communication with Audit Committees (as modified or supplemented). In addition, the Audit Committee discussed with Grant Thornton its independence from the Company and considered whether the providing of non-audit services to the Company by Grant Thornton is compatible with maintaining Grant Thornton’s independence.

Based on these reviews and discussions and in reliance thereon, the Audit Committee recommended to the Board of Directors that the audited financial statements for the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 26, 2020.

Peter G. Stanley (Chairman)

Sidney R. Brown

Vincent Melchiorre

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

It is contemplated that Grant Thornton will be selected to serve as the Company’s independent registered public accountants for fiscal year 2021. Grant Thornton also served as the Company’s independent accountants for fiscal year 2020. A representative of Grant Thornton is expected to attend the Annual Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Audit Fees

The following aggregate fees were billed to the Company in each of the last two fiscal years for professional services rendered by Grant Thornton for the audit of the Company’s annual financial statements and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements for those fiscal years:

Fiscal Year 2020	$1,097,000
Fiscal Year 2019	$1,139,000

Audit-Related Fees

The following aggregate fees were billed to the Company in each of the last two fiscal years for (1) financial accounting and reporting services, and (2) acquisition-related services, in each case rendered by Grant Thornton and that were reasonably related to the performance of the audit or review of the Company’s financial statements but are not included in the audit fees reported above:

Fiscal Year 2020	$35,000
Fiscal Year 2019	$74,000

Tax Fees

The following aggregate fees were billed to the Company in each of the last two fiscal years for U.S. Federal, state and local tax planning, advice and compliance services, international tax planning, advice and compliance services:

Fiscal Year 2020	$323,000
Fiscal Year 2019	$318,000

All Other Fees

Fiscal Year 2020	$0
Fiscal Year 2019	$0

Audit Committee Policies and Procedures on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has adopted policies and procedures requiring that the Company obtain the Committee’s pre-approval of all audit and permissible non-audit services to be provided by Grant Thornton as the Company’s independent accountants. Pre-approval is generally granted on a fiscal year basis, is detailed as to the particular service or category of services to be provided and is granted after consideration of the estimated fees for each service or category of service. Actual fees and any changes to estimated fees for preapproved services are reported to the Committee on a quarterly basis.

Other Matters

The Audit Committee of the Board of Directors has considered whether the provision of tax services described above is compatible with maintaining the independence of the Company’s principal accountant. The Audit Committee has approved Grant Thornton’s performing these services.

PROPOSAL 2

ADVISORY VOTE ON APPROVAL OF
THE COMPENSATION OF EXECUTIVES

The Dodd-Frank Wall Street Reform and Consumer Protection Act mandates that as part of their annual proxy vote companies conduct a separate vote to approve the compensation of executives named in the Executive Compensation Summary Compensation Table. Information about the Company’s current compensation of its executive officers is contained in the sections of this proxy entitled Compensation Discussion and Analysis and Executive Compensation Summary Compensation Table. According to the Dodd-Frank Act, this vote by the shareholders on approval of executive compensation is non-binding on the Company’s Board of Directors. At the 2017 Annual Meeting, the Company’s shareholders, in advisory vote, voted that this approval be held on a yearly basis. Based on this vote, the Board of Directors decided to submit to the shareholders on a yearly basis, the advisory vote on the compensation of Executives.

The Board of Directors recommends that you vote APPROVE on the following advisory (non-binding) shareholder resolution approving executive compensation.

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

PROPOSAL 3

PROPOSAL TO APPROVE THE J & J SNACK FOODS CORP. AMENDED AND RESTATED

LONG-TERM INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the J & J Snack Foods Corp. Amended and Restated Long-Term Incentive Plan (the “Plan”), which amends and restates the J & J Snack Foods Corp. 2017 Stock Option Plan to add additional types of awards to the Plan consisting of restricted stock, restricted stock units, performance awards, deferred stock units, and dividend equivalent rights. The shares underlying the Plan have not been changed and generally no other changes except providing for additional forms of awards have been made. The Plan is attached hereto as Exhibit “A”.

The purpose of the Plan contained herein is to provide additional incentive to officers, directors, key employees and key consultants of J & J Snack Foods Corp. and each present or future parent or subsidiary corporation of the Corporation by encouraging them to acquire a proprietary interest in the Corporation along with an increased personal interest in the Corporation’s continued success and progress, to the mutual benefit of directors, employees and shareholders, thereby providing such persons with incentives to maximize shareholder value and otherwise contribute to the success of the Corporation and enabling the Corporation to attract, retain and reward the best available persons for positions of responsibility.

The aggregate number of shares which may be issued under the Plan is 800,000 shares of Common Stock which was not revised by the amendment.

Set forth below is a summary of certain significant provisions of the Long Term Incentive Plan.

Eligibility and Administration. All officers, directors and key employees of the Corporation and of any present or future parent or subsidiary corporation of the Corporation, are eligible to receive awards under the Plan. All key consultants to the Corporation are also eligible to receive awards under the Plan. As of December 14, 2020, there were 5 directors and approximately 240 officers, employees, and consultants eligible to be selected for participation in the Plan. The Plan will be administered by a Committee of the Board of Directors (the “Committee”) consisting of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be (i) an “outside director” within the meaning of Treasury Regulation §1.162-27(e)(3); (ii) a non-employee director under Rule 16b-3 of the Exchange Act and (iii) an “independent director” under the rules of any national securities exchange on which the Common Stock is listed for trading. The Committee has the discretionary power and authority to select persons to participate in the plan and to determine the type, amount, timing and terms and conditions of awards granted under the Plan, subject to its terms. The Committee may adopt such rules for the conduct of its business and administration of the Plan as it considers desirable. In addition, no member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to the Committee or the Board of Directors, or for the acts or omissions of any other member(s) of the Committee or the Board of Directors.

Types of Awards

Incentive Stock Options and Non-Qualified Stock Options. The Plan provides for the grant of incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”) and nonqualified stock options as designated by the Committee in the award agreement for the options. The Committee may grant both an incentive stock option and a non-qualified stock option to the same person, or more than one of each type of option to the same person. The option price for incentive stock options and non-qualified stock options issued under the Plan shall be equal to at least the Fair Market Value of the Common Stock on the date of the grant of the option. “Fair Market Value” of a share of Common Stock on any particular date shall mean the last reported sale price of a share of the Common Stock on the NASDAQ National Market System, as reported by NASDAQ, or on any stock exchange on which such stock is then listed or admitted to trading, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Committee.

Incentive stock options shall be exercisable for a period determined by the Committee, but not to exceed the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option. Non-qualified stock options shall expire as determined by the Committee, but such period shall not exceed ten years after the date they are granted, unless terminated earlier under the option terms.

The Plan also provides that subject to the Compensation Committee’s approval, on the last day of the Company’s fiscal year, the Company’s Chief Executive Officer shall be granted an option to purchase 20,000 shares of Common Stock. Such option shall be for a period of ten years and shall be issued at the Fair Market Value, as determined by the Compensation Committee of the Board of Directors, of the Common Stock on the date of grant of such options. In the event of any change in the capitalization of the Company, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the number and kind of shares shall be automatically adjusted.

Restricted Stock and Restricted Stock Units. Under a restricted stock award, a participant is issued shares of Common Stock that are subject to certain forfeiture or vesting provisions and restrictions on transferability as determined by the Committee at the time of making the award. Unless the shares of restricted stock are treasury shares, a participant is required to pay the Company the aggregate par value for the shares of restricted stock within ten days of the date of grant. Unless otherwise provided under the terms of the award, a participant has voting and dividend rights with respect to awards of restricted stock, except that any dividends on shares of restricted stock that vest based upon the satisfaction of any performance conditions will only be paid if the underlying performance conditions are satisfied. Any stock or other securities received as a distribution with respect to restricted stock are subject to the same restrictions that apply to the shares of restricted stock.

Each restricted stock unit represents the right of a participant to be paid one share of common stock of the Company subject to the vesting provisions, restrictions and other terms and conditions of the award. Prior to the vesting of restricted stock units or the expiration of any applicable restriction period under the award, the participant does not have any rights as a Company shareholder. Pursuant to the tax rules applicable to nonqualified deferred compensation plans under Section 409A of the Code, an award of restricted stock units may permit the participant to elect to defer the receipt of shares of common stock that would otherwise be payable when the units vest.

Performance Awards. Performance awards issued under the Plan entitle a participant to receive an amount based on the satisfaction of certain performance criteria or goals established in the discretion of the Committee for a performance measurement period determined by the Committee in its discretion. Performance awards may include specific dollar-value target awards or the grant of performance units or shares, the value of which will be determined by the Committee at the time of grant and may be based on the Fair Market Value of the Company’s Common Stock. There is no limit on either the size or composition of a performance award that a participant may receive under the Plan. In general, a participant is required to remain employed or engaged by the Company at the end of the performance measurement period in order to receive payment of a performance award. Performance awards earned or vested may be paid in Common Stock or other property or securities of the Company as the Committee may determine.

Deferred Stock Units. Each deferred stock unit represents the right of a participant to be paid one share of common stock of the Company at the end of a deferral period established under the award by the Committee or elected by the participant under the terms of an award and the tax rules applicable to nonqualified deferred compensation plans under Section 409A of the Code. Unless otherwise provided under an award, during the applicable deferral period, a participant will not have any rights as a shareholder of the Company. However, unless otherwise provided, once the deferral period ends, the participant will be entitled to receive accumulated dividends and distributions with respect to the corresponding number of shares of common stock underlying each deferred stock unit. Except in the case of death, disability or retirement, a participant is required to remain employed or engaged by the Company as of the end of the deferral period in order to receive payment of a deferred stock unit.

Plan participants who are non-employee directors may elect to defer payment of a portion of the annual fee paid to such director under the Company’s director compensation policy, subject to restrictions and limitations established by the Committee from time to time. Such deferred amounts are converted to deferred stock units and subject to the terms of the Plan.

Dividend Equivalent Rights. The Plan provides that an award may include a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the dividends that would be paid on the Common Stock covered by such award as if the Common Stock had been delivered pursuant to such award. In the event such a provision is included in an award agreement, the Committee will determine whether the payments will be made in cash, in shares of common stock or in another form, whether they will be conditioned upon the exercise of the award, the time or times at which they are made, and such other terms and conditions as the Committee deems appropriate. Dividend equivalent rights granted on account of performance awards may only be paid if the underlying performance conditions of the award are satisfied.

Grant Agreement and Vesting. Each employee to whom an award is made under the Plan shall enter into a grant agreement with the Company that shall contain such provisions, including vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise, no award under the Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such award is made. Further, no dividends with respect to any award granted under the Plan may be paid to any participant unless, and only to the extent that, the underlying award is fully vested or the restrictions on the underlying award lapse.

Stock Subject to the Plan. The aggregate number of shares which may be issued under the Plan is 800,000 shares of Common Stock. This stock may be either authorized and unissued shares or treasury shares held by the Company.  The shares of common stock subject to awards that expire, terminate, are forfeited or are withheld in payment of the exercise price of or the taxes related to an awards, will be available for future grants under the Plan. In the event that a change affecting the capital structure of the Company is implemented, such as a stock dividend, stock split or merger, the Committee will equitably adjust the number and kind of shares or other property available for issuance under the Plan, and the number, kind and exercise price of outstanding awards. In the event of a merger, consolidation, or other reorganization where the Company is not the surviving or continuing entity, all outstanding award will be either assumed by the surviving or continuing entity or cancelled in exchange for cash or other property.

The market value of a share of common stock based on the closing price on the NASDAQ Stock Market on December 14, 2020, was $152.26.

Transferability. Unless determined otherwise by the Committee, no award granted under the Plan will be transferable by a participant, other than by will or the laws of descent and distribution, except to a participant's family member by gift or pursuant to a qualified domestic relations order as defined by the Code or to a charitable organization, in each case only with Committee approval or as may be provided in an award.

Modification, Amendment, Suspension and Termination. Awards shall not be granted pursuant to the Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors, but awards granted within such ten year period may extend beyond the termination date of the Plan. The Board of Directors reserves the right at any time, and from time to time, to modify or amend the Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect awards granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of the Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Corporation in order to permit the granting of “Incentive Stock Options” (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of the Corporation in such manner as is prescribed by the Code and the regulations thereunder. If the Board voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

Federal Income Tax Consequences of Awards. The following discussion of the Plan’s federal income tax consequences is a summary of applicable federal law as currently in effect. This discussion does not cover all federal provisions that may apply to a participant, including federal gift tax or estate tax issues, and is not intended to be relied on by any person as tax advice.

Non-Qualified Stock Options. A participant will not have taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified option, the participant will be subject to tax withholding and will recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on exercise over the aggregate exercise price. The Company will be entitled to a corresponding tax deduction to the amount of ordinary income recognized by the employee at exercise. The subsequent sale of the shares by a participant generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the exercise price paid for the shares plus the ordinary income recognized with respect to shares, and the capital gains will be taxable as long-term capital gains if the shares are held for more than one year.

Incentive Stock Options. Neither the grant nor exercise of an incentive stock option under the Plan is taxable to the participant receiving the option. If the participant holds the stock purchased upon exercise of an incentive stock option for at least one year after exercising the option and at least two years after the option was granted, his or her later sale of the stock will produce long-term capital gain or loss, and the Company will not be entitled to any tax deduction. However, if the employee disposes of the stock before these holding periods have elapsed (a disqualifying disposition), he or she will generally be taxed at ordinary income rates on the excess of the fair market value of the stock when the option was exercised over the option exercise price (or, if less, the amount realized in the case of an arm's length disqualifying disposition to an unrelated third party), and the Company will be entitled to a tax deduction in the same amount. Any remaining gain or loss will be short-term or long-term capital gain or loss depending on the holding period of the shares. If shares acquired pursuant to the exercise of an incentive option are surrendered to the Company upon exercise of an incentive option and if the shares have not been held for the requisite one and two-year periods, the surrender will be treated as a disqualifying disposition.

Restricted Stock. Generally, the grant of restricted stock is not a taxable event for a participant. When the restricted stock vests, the participant will recognize ordinary income in an amount equal to Fair Market Value of the restricted stock on the vesting date . The participant may, however, elect within 30 days after the date of grant under Section 83(b) of the Code to recognize ordinary income on the date of grant in an amount equal to the Fair Market Value of the restricted stock on the date of grant, determined without regard to the restrictions imposed on the shares. If and when the participant recognizes ordinary income attributable to the restricted stock, the Company will generally be entitled to a deduction equal to the amount of the ordinary income.

Restricted Stock Units, Performance Awards and Deferred Stock Units. A participant generally will not have taxable income upon the grant of a restricted stock unit, performance award or deferred stock unit. Rather, taxation will be generally postponed until the award is paid subject to tax withholding at such time. At that time, the participant will recognize ordinary income generally equal to the value of the shares of common stock or other property paid to the participant under the award, and the Company will generally be entitled to a deduction equal to the same amount.

Section 409A. Section 409A of the Code imposes election, payment and funding requirements on “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these requirements, then compensation deferred under the plan may become immediately taxable and subject to a 20 percent excise tax. Under regulations issued by the Internal Revenue Service (IRS), certain awards that may be issued under the Plan may constitute the "deferral of compensation" subject to the requirements of Section 409A. The Plan is intended to comply with Section 409A. However, the Company is not responsible for the consequences of any violations of Section 409A.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table details information regarding the Company’s existing equity compensation plans as of December 14, 2020.

	( a )	( b )	( c )
Number of
Securities
Remaining
available for
future
	Number of	Weighted-	issuance under
	securities to	average	equity
	be issued upon	exercise	compensation
	exercise of	price of	plans
	outstanding	outstanding	(excluding
	options,	options,	securities
	warrants and	warrants and	reflected in
Plan Category	rights	rights	column (a) )

Equity compensation plans approved by security holders	823,599	$130.23	766,000

Equity compensation plans not approved by security holders	-	-	-

Total	823,599	$130.23	766,000

Column A includes 347,000 from stock option plans that were replaced subsequent to September 30, 2017. Those plans were replaced by the J & J Snack Foods Corp. 2017 Stock Option Plan, approved by shareholders in February 2018, that has 330,000 shares available for future issuance as of the date of this proxy statement.

New Plan Benefits Table. The amount, if any, of awards to be awarded to key employees is determined on an annual basis by the Committee and is not presently determinable. Information regarding awards to the Named Executive Officers in 2020 is provided elsewhere in this proxy statement in the section titled, “Executive Compensation.”

The Board of Directors recommends that you APPROVE the J & J Snack Foods Corp. Amended and Restated Long-Term Incentive Plan.

OTHER MATTERS

The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules l4a 8 or l4a 9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In conjunction with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

This Proxy Statement is accompanied by the Company’s Annual Report to Shareholders for fiscal 2020.

EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF J & J’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2020 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED SEPTEMBER 26, 2020, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO J & J SNACK FOODS CORP., 6000 CENTRAL HIGHWAY, PENNSAUKEN, NEW JERSEY 08109, ATTENTION: KEN A. PLUNK.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 10, 2021.

The proxy statement and annual report to security holders are available at www.jjsfannualreport.com.

By Order of the Board of Directors,

      /s/ Marjorie S. Roshkoff

Marjorie S. Roshkoff, Secretary

EXHIBIT A

J & J SNACK FOODS CORP.

AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

This J & J Snack Foods Corp. Amended and Restated Long-Term Incentive Plan (this “Plan”), hereby amends and restates the J & J Snack Foods Corp. 2017 Stock Option Plan in its entirety.

1.	Purpose of Plan

The purpose of the Plan contained herein is to provide additional incentive to officers, directors, key employees and key consultants of J & J Snack Foods Corp. (the “Corporation”) and each present or future parent or subsidiary corporation of the Corporation by encouraging them to acquire a proprietary interest in the Corporation along with an increased personal interest in the Corporation’s continued success and progress, to the mutual benefit of directors, employees and shareholders, thereby providing such persons with incentives to maximize shareholder value and otherwise contribute to the success of the Corporation and enabling the Corporation to attract, retain and reward the best available persons for positions of responsibility.

2.	Definitions

(a)      “Awards” means grants of Incentive Stock Options or Non-qualified Stock Options, restricted stock, restricted stock units, performance awards, deferred stock units or any combination of the foregoing made under the Plan.

(b)     “Annual Fee” shall mean the cash portion of any annual fee to which a non-employee director is entitled under the Corporation’s director compensation policy, as may be amended from time to time.

(c)     “Board” means the board of directors of the Corporation.

(d)     “Code” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

(e)     “Committee” means a Committee appointed by the Board.

(f)     “Common Stock” means the Corporation’s common stock, no par value per share.

(g)     “Disability” unless otherwise defined in a Participant’s Grant Agreement, means a disability that would entitle an eligible Participant to payment of monthly disability payments under any Corporation long-term disability plan or as otherwise determined by the Committee.

(h)     “Exchange Act” means the Securities Exchange Act of 1934, as amended, promulgated by the SEC.

(i)     “Fair Market Value” of a share of Common Stock on any particular date shall mean the last reported sale price of a share of the Common Stock on the NASDAQ National Market System, as reported by NASDAQ, or on any stock exchange on which such stock is then listed or admitted to trading, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Committee.

(j)     “Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(k)     “Grant Agreement” means the written (whether in print or electronic form) agreement that each Participant to whom an Award is made under the Plan is required to enter into with the Corporation containing the terms and conditions of such grant as are determined by the Committee and consistent with the Plan.

(l)     “Incentive Stock Option” means an option which satisfies all of the requirements of Section 422 of the Code.

(m)     “Non-qualified Stock Option” means an option which either does not satisfy all of these requirements of an Incentive Stock Option or by its terms specifies at the time of grant that it will not be treated as an Incentive Stock Option.

(n)     “Participant” means any officers, directors, key employees and key consultants of the Corporation and each present or future parent or subsidiary corporation of the Corporation who has been selected by the Committee to participate in the Plan.

(o)     “Retirement” (i) for any non-director, unless otherwise determined by the Committee, means termination of service as a non-director after at least 15 years of service by such non-director, and (ii) for any director, unless otherwise determined by the Committee, means termination of service as a director after at least five years of Board service by such director.

(p)     “SEC” means Securities and Exchange Commission.

3.	Aggregate Number of Shares

800,000 shares of Common Stock shall be the aggregate number of shares, which may be issued under the Plan. Reacquired shares of Common Stock, as well as unissued shares, may be used for the purpose of the Plan. Common Stock subject to options, which have terminated unexercised, either in whole or in part, shall be available for future options granted under the Plan. No optionee shall be granted options to acquire more than 30,000 shares of Common Stock during any calendar year under the Plan. Shares issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Corporation (“Substitute Awards”) shall not reduce shares available under Plan. Available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect such acquisition) may be used for Awards under the Plan and shall not reduce the number of shares available under the Plan, except as required by the rules of any applicable stock exchange.

4.	Class of Persons Eligible to Receive Awards

All officers, directors and key employees of the Corporation and of any present or future parent or subsidiary corporation of the Corporation are eligible to receive Awards under the Plan. All key consultants to the Corporation are also eligible to receive Awards under the Plan. The individuals who shall, in fact, receive Awards under the Plan shall be selected by the Committee, in its sole discretion, except as otherwise specified in the Plan.

5.	Administration of Plan

(a)     The Plan shall be administered by the Committee. The Committee shall consist of a minimum of two and a maximum of five members of the Board, each of whom shall be (i) an “outside director” within the meaning of Treasury Regulation §1.162-27(e)(3); (ii) a non-employee director under Rule 16b-3 of the Exchange Act and (iii) an “independent director” under the rules of any national securities exchange on which the Common Stock is listed for trading. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan; (ii) determine the form and substance of grants made under the Plan to each plan Participant, and the conditions and restrictions, if any, subject to which such grants will be made, including whether the Award of a stock option shall be an incentive stock option or a non-qualified stock option, the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability (provided, however, that no option shall be exercisable within one (1) year from the date of its grant), and, subject to Section 6 of the Plan, the price at which each of the options is exercisable and the duration of the option; (iii) determine the form and substance of the Grant Agreements reflecting the terms and conditions of each grant made under the Plan; (iv) certify that the conditions and restrictions applicable to any grant have been met; (v) modify the terms of grants made under the Plan; (vi) interpret the Plan and Grant Agreements entered into under the Plan; (vii) determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a termination of employment or services for purposes of the Plan; (viii) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible Participants located outside the United States; (ix) adopt, amend, or rescind rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Grant Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law and make such other determinations for carrying out the Plan as it may deem appropriate; and (x) exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Corporation with respect to the Plan. Notwithstanding the foregoing, the Committee shall not take any of the following actions without shareholder approval, except as provided in Section 17: (i) reduce the exercise price following the grant of an option; (ii) exchange an option which has an exercise price that is greater than the Fair Market Value of a share for cash or share or (iii) cancel an option in exchange for a replacement option or another Award with a lower exercise price. Decisions of the Committee on all matters relating to the Plan, any Award granted under the Plan and any Grant Agreement shall be in the Committee’s sole discretion and shall be conclusive and binding on the Corporation, all Participants and all other parties, unless an arbitration or other provision is expressly provided in a Participant’s Grant Agreement. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Corporation shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Corporation in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

(b)     The Committee shall adopt such rules for the conduct of its business and administration of the Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the Awards issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Awards issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to the Committee or the Board, or for the acts or omissions of any other member(s) of the Committee or the Board. Subject to the numerical limitations on Committee membership set forth in Section 5(a) hereof, the Board may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies on the Committee, however caused, may be filled by the Board, if it so desires.

6.	Incentive Stock Options and Non-Qualified Stock Options

(a)     Options issued pursuant to the Plan may be either Incentive Stock Options granted pursuant to Section 6(b) of the Plan or Non-Qualified Stock Options granted pursuant to Section 6(c) of the Plan, as determined by the Committee. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options and Non-Qualified Stock Options issued under the Plan shall be equal to at least the Fair Market Value of the Common Stock on the date of the grant of the option.

(b)     Incentive Stock Options shall be exercisable for a period determined by the Committee, but not to exceed the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option. Each of the options granted pursuant to this Section 6(b) is intended, if possible, to be an “Incentive Stock Option” as that term is defined in Section 422 of the Code and the regulations thereunder. In the event the Plan or any option granted pursuant to this Section 6(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, the Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

(c)     Non-Qualified Stock Options shall expire as determined by the Committee, but such period shall not exceed ten years after the date they are granted, unless terminated earlier under the option terms. Subject to the authority of the Committee set forth in Section 5(a) hereof, Non-Qualified Stock Options issued to directors and key consultants pursuant to the Plan shall be issued in the form determined by the Committee from time to time.

(d)     Neither the Corporation nor any of its current or future parent corporations, subsidiary corporations or affiliates, nor their officers, directors, shareholders, committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 6(b) of the Plan does not qualify as an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax benefits of such an Incentive Stock Option; or (iii) any option granted pursuant to Section 6(c) of the Plan is an “Incentive Stock Option”.

(e)     Notwithstanding any other provision of the Plan, and without limiting the ability to receive additional options under the Plan, on the last day of the Corporation’s fiscal year the Chief Executive Officer of the Corporation shall, subject to the approval of the Compensation Committee of the Corporation’s Board (the “Compensation Committee”), be granted an option to purchase 20,000 shares of the Corporation’s Common Stock. Such option shall be for a period of ten (10) years and shall be issued at the fair market value, as determined by the Compensation Committee, of the Corporation’s Common Stock on the date of grant of such options. In the event of any change in the capitalization of the Corporation, such as by stock dividend, stock split or what the Board of the Corporation deems in its sole discretion to be similar circumstances, the number and kind of shares which may be issued under this paragraph shall be automatically adjusted by the Board of the Corporation.

(f)     Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to the Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the rules and regulations of the Securities and Exchange Commission, the Committee may provide that a Non-Qualified Stock Options is transferable to any “family member” of the optionee by gift or qualified domestic relations order. For purposes of this Section 6(f), a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

7.	Restricted Stock; Restricted Stock Units

(a)     The Committee may at any time and from time to time grant shares of restricted stock or restricted stock units under the Plan to such Participants and in such amounts as it determines. Each restricted stock unit shall be equivalent in value to one share of Common Stock and shall entitle the Participant to receive from the Corporation at the end of the vesting period (the “Vesting Period”) applicable to such unit the Fair Market Value of one share of Common Stock, unless the Participant has elected at a time that complies with Code Section 409A to defer the receipt of shares of Common Stock.

(b)     Each grant of restricted stock units or shares of restricted stock shall be evidenced by a Grant Agreement which shall specify the applicable restrictions on such units or shares, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of units or shares that are part of the grant; provided, however, if the vesting condition for any Award, other than an Incentive Stock Option or Non-qualified Stock Option, that is settled in Common Stock (including Awards of restricted stock and restricted stock units) (a “Full Value Award”), relates (x) exclusively to the passage of time and continued employment, such time period shall not be less than 36 months, with thirty-three and one-third percent (33%) of the Award vesting every 12 months from the date of the Award, subject to Section 7 and (y) to the attainment of specified performance goals, such Full Value Award shall vest over a performance period of not less than one (1) year. The Committee shall not waive or modify any vesting condition for a Full Value Award after such vesting condition has been established with respect to such Award.

(c)     Except as otherwise provided in any Grant Agreement, the Participant will be required to pay the Corporation the aggregate par value of any shares of restricted stock within ten days of the date of grant, unless such shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing shares of restricted stock granted under the Plan will be held in escrow by the Corporation on the Participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the Participant will be required to execute a blank stock power therefor.

(d)     Restricted stock units may be granted without payment of cash or consideration to the Corporation. Except as otherwise provided in any Grant Agreement, on the date the restricted stock units become fully vested and nonforfeitable, the Participant shall receive, upon payment by the Participant to the Corporation of the aggregate par value of the shares of Common Stock underlying each fully vested restricted stock unit, stock certificates evidencing the conversion of restricted stock units into shares of Common Stock.

(e)     Except as otherwise provided in any Grant Agreement, with respect to shares of restricted stock, during such period of restriction the Participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such Participant’s shares of restricted stock shall be subject to the same restrictions as then in effect for the shares of restricted stock, provided that any dividends on shares of restricted stock that vest based upon the satisfaction of any performance conditions shall be accumulated and paid at the time the underlying performance conditions are satisfied. Except as otherwise provided in any Grant Agreement, with respect to the restricted stock units, during such period of restriction the Participant shall not have any rights as a shareholder of the Corporation; provided that, unless otherwise provided in a Participant’s Grant Agreement, the Participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of shares of Common Stock underlying each restricted stock unit at the end of the Vesting Period, unless such restricted stock units are converted into deferred stock units, in which case such accumulated dividends or distributions shall be paid by the Corporation to the Participant at such time as the deferred stock units are converted into shares of Common Stock.

8.	Performance Awards

(a)     Performance awards may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the size and composition of performance awards granted to a Participant and the appropriate period over which performance is to be measured (a “Performance Cycle”). Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance shares, the value of each such share being equal to the Fair Market Value of a share of Common Stock.

(b)     The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee; provided that, payment of any performance award that is intended to qualify as “qualified performance-based compensation” within the meaning of Treasury Regulation §1.162-27(e) shall be based solely on the satisfaction of pre-established, objective goals determined with reference to one or more of the following performance factors: return on equity; earnings per share; return on gross or net assets; return on gross or net revenue; pre- or after-tax net income; earnings before interest, taxes, depreciation and amortization; operating income; revenue growth; consolidated pre-tax earnings; net or gross revenues; net earnings; earnings before interest and taxes; cash flow; earnings per share; fleet in-market availability; safety criteria; environmental criteria; revenue growth; cash flow from operations; diluted or basic; return on sales; earnings per share from continuing operations, diluted or basic; earnings from continuing operations; net asset turnover; capital expenditures; income before income taxes; gross or operating margin; return on total assets; return on invested capital; return on investment; return on revenue; market share; economic value added; cost of capital; expense reduction levels; stock price; productivity; customer satisfaction; employee satisfaction; and total shareholder return for the applicable Performance Period, all as computed in accordance with Generally Accepted Accounting Principles (if relevant) as in effect from time to time and as applied by the Corporation in the preparation of its financial statements and subject to such other special rules and conditions as the Committee may establish at any time ending on or before the 90th day of the applicable Performance Period. These performance factors may be absolute or relative (to prior performance of the Corporation or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; acquisition expenses; and effects of divestitures.

(c)     The Committee shall establish performance goals and objectives for each Performance Cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the Participant, the Corporation, one or more of its subsidiary corporations or divisions or any combination of the foregoing. During any Performance Cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

(d)     The Committee shall determine the portion of each performance award that is earned by a Participant on the basis of the Corporation’s performance over the Performance Cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in shares, other Corporation securities or any combination thereof, as the Committee may determine.

(e)     A Participant must be a director, officer or employee of, or otherwise perform services for, the Corporation or its subsidiary corporations at the end of the Performance Cycle in order to be entitled to payment of a performance award issued in respect of such cycle.

9.	Deferred Stock Units

(a)     Deferred stock units (A) may be granted to Participants at any time and from time to time as determined by the Committee, and (B) shall be issued to Participants who elected prior to the date the restricted stock units were granted to defer delivery of shares of Common Stock that would otherwise be due by virtue of the lapse or waiver of the vesting requirements of their restricted stock units. All elections with respect to deferred stock units shall be made in accordance with the election and distribution timing rules in Code Section 409A.

(b)     Except as otherwise provided in any Grant Agreement, deferred stock units shall be granted without payment of cash or other consideration to the Corporation but in consideration of services performed for or for the benefit of the Corporation or any subsidiary corporation by such Participant. Payment of the value of deferred stock units shall be made by the Corporation in shares of Common Stock; provided that, the Participant shall receive a number of shares of Common Stock equal to the number of matured or earned deferred stock units. Upon payment in respect of a deferred stock unit, such unit shall be terminated and thereafter forfeited.

(c)     A Participant who is a non-employee director may elect to defer payment of a portion of the Annual Fee otherwise payable to him or her for services to be rendered by any percentage of his or her Annual Fee (subject to such limits and restrictions as may be established from time to time by the Committee).  Such amounts shall be converted to deferred stock units and subject to the terms of the Plan.  In addition, a Participant who is a non-employee director may elect to defer the receipt of any deferred stock units payable to him or her under the Plan (subject to such limits and restrictions as may be established from time to time by the Committee).  Payments in respect of deferred stock units shall be made only at the end of the deferral period applicable to such units, the duration of which deferral period shall be determined by the Committee at the time of grant of such deferred stock units and set forth in the applicable Grant Agreement (or by the Participant in the case of an election to defer the receipt of Common Stock beyond the Vesting Period).  The timing of any deferral election of a new Participant (who is a non-employee director) with respect to Annual Fees and deferred stock units shall be made by a written notice signed by the Participant and delivered to the Corporation not later than thirty (30) days after the Participant first becomes eligible to participate in the Plan or any other plan maintained by the Corporation that provides for the deferral of the Participant’s compensation; provided however, that such initial deferral election shall not apply to any portion of his or her Annual Fees earned or deferred stock units grants for service prior to the date such election form is filed with the Corporation.

(d)     Except as otherwise provided in any Grant Agreement, during such deferral period the Participant shall not have any rights as a shareholder of the Corporation; provided that, unless otherwise provided in a Participant’s Grant Agreement, the Participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of shares of Common Stock underlying each deferred stock unit at the end of the deferral period when such deferred stock units are converted into shares of Common Stock.

(e)     Unless otherwise provided in the Participant’s Grant Agreement or related election form, if a Participant dies while serving as a director, officer or employee of the Corporation or its subsidiary corporation prior to the end of the deferral period, the Participant shall receive payment in respect to such Participant’s deferred stock units which would have matured or been earned at the end of such Deferral Period as if the applicable Deferral Period had ended as of the date of such Participant’s death.

(f)     Unless otherwise provided in a Participant’s Grant Agreement or related election form, if a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Corporation or its subsidiary corporations upon his or her Disability or Retirement prior to the end of the deferral period, the Participant shall receive payment in respect of such Participant’s deferred stock units at the end of such deferral period.

(g)     Unless otherwise provided in the Participant’s Grant Agreement or related election form, at such time as a Participant ceases to be, or in the event a Participant does not become, a director, officer or employee of, or otherwise performing services for, the Corporation or its subsidiary corporations for any reason other than Disability, Retirement or death, such Participant shall immediately forfeit any unvested deferred stock units which would have matured or been earned at the end of such deferral period.

10.	Grant of Dividend Equivalent Rights

The Committee may include in a Participant’s Grant Agreement a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award. In the event such a provision is included in a Grant Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate. Any dividend equivalent rights that may be granted on account of Awards that vest based upon the satisfaction of any performance conditions may only be paid if the underlying performance conditions of the Award are satisfied.

11.	Modification, Amendment, Suspension and Termination

Awards shall not be granted pursuant to the Plan after the expiration of ten years from the date the Plan is adopted by the Board of the Corporation, but Awards granted within said ten year period may extend beyond the termination date of the Plan. The Board reserves the right at any time, and from time to time, to modify or amend the Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board; provided, however, that such action shall not affect Awards granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of the Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Corporation in order to permit the granting of “Incentive Stock Options” (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of the Corporation in such manner as is prescribed by the Code and the regulations thereunder. If the Board voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

12.	Effectiveness of Plan

The Plan shall become effective on the date of its adoption by the Corporation’s Board, subject however to approval by the shareholders of the Corporation in the manner as prescribed in the Code and the regulations thereunder. Awards may be granted under the Plan prior to obtaining shareholder approval, provided such Awards shall not be exercisable until shareholder approval is obtained.

13.	Withholding Taxes

(a) Election to Withhold Shares. The Committee may determine that the Corporation’s tax withholding obligation with respect to Awards paid in Common Stock shall be satisfied by having shares of Common Stock withheld at the time such Awards become taxable. In addition, the Committee may allow Participants to elect to have such share withholding applied to particular Awards. The election must be in a form and manner prescribed by the Corporation and may be subject to limits imposed by the Committee.

(b) Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Corporation may require that the Participant or other person receiving or exercising Awards pay to the Corporation the amount of any federal, state or local taxes that the Corporation is required to withhold with respect to such Awards, or the Corporation may deduct from other wages and compensation paid by the Corporation the amount of any withholding taxes due with respect to such Awards.

14.	Grant Agreement; Vesting

Each employee to whom an Award is made under the Plan shall enter into a Grant Agreement with the Corporation that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise, no Award under the Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such Award is made. Further, no dividends with respect to any Award granted under the Plan shall be paid to any Participant unless, and only to the extent that, the underlying Award is fully vested or the restrictions on the underlying Award lapse.

15.	Transferability

Except as provided in Section 6(f), no Award granted under the Plan shall be transferable by a Participant other than (a) by will or the laws of descent and distribution, (b) to a Participant’s Family Member by gift or a qualified domestic relations order as defined by the Code or (c) to a charitable organization, but in each case only with Committee approval or as provided in a Grant Agreement. Unless otherwise provided in any Grant Agreement, a performance award may be exercised only by the grantee thereof; by his or her Family Member if such person has acquired the performance award by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the performance Award is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing. All provisions of the Plan shall in any event continue to apply to any Award granted under the Plan and transferred as permitted by this Section 15, and any transferee of any such Award shall be bound by all provisions of the Plan as and to the same extent as the applicable original grantee.

16.	Transfer of Employee

The transfer of an employee from the parent corporation to a subsidiary corporation, from a subsidiary corporation to the parent corporation, or from one subsidiary corporation to another subsidiary corporation shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

17.	Adjustments

(a) In the event that any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Corporation affects shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, the Committee shall make such equitable adjustments in any or all of the following in order to prevent such dilution or enlargement of rights: the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 3 the number and kind of Awards or other property covered by Awards previously made under the Plan, and the exercise price of outstanding options. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan.

(b) If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under the securities laws, then any Participant who has been paid an Award under the Plan based upon or affected by the restated financial report shall be required, at the discretion of the Board, to reimburse the Corporation for all or any portion of such Award.

18.	Severability

Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

19.	General Conditions

(a)     Nothing contained in the Plan or any Awards granted pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation or any affiliated or subsidiary corporation or interfere in any way with the rights of the Corporation or any affiliated or subsidiary corporation of the Corporation to terminate his or her employment in any way.

(b)     Action by the Corporation constituting an offer of stock for sale to any employee under the terms of the Awards to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the Award to the employee, regardless of when the Award is actually delivered to the employee or acknowledged or agreed to by such employee.

(c)     The term “parent corporation” and “subsidiary corporation” as used throughout the Plan, and the Awards granted pursuant to the Plan, shall (except as otherwise provided in the Award form) have the meaning that is ascribed to that term in Section 422(b) of the Code and the regulations thereunder, and the Corporation shall be deemed to be the grantor corporation for purposes of applying such meaning.

(d)     References in the Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

20.	Governing Law

The Plan shall be governed by the corporate laws of the State of New Jersey, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

21.	Code Section 409A

All Awards under the Plan that are intended to be “deferred compensation” subject to Section 409A shall be interpreted, administered, and construed to comply with Code Section 409A, and all Awards under the Plan that are intended to be exempt from Code Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption.  The Committee shall have the full authority to give effect to the intent of the foregoing sentence.  To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Grant Agreement or deferral election, the terms of the Plan shall govern.  For purposes of applying Code Section 409A to the Plan and any Grant Agreement or deferral election hereunder, each separately identified amount to which a Participant is entitled to under the Plan shall be treated as a separate payment.  In addition, to the extent permissible under Code Section 409A, any series of installment payments made under the Plan shall be treated as a right to a series of separate payments.  Notwithstanding the foregoing, neither the Corporation nor any member of the Board shall have any liability to any person in the event Code Section 409A applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries or transferees.

J & J SNACK FOODS CORP.
ATTN: KEN A. PLUNK
6000 CENTRAL HIGHWAY
PENNSAUKEN, NJ 08109

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 9, 2021 for shares held directly and by 11:59 p.m. Eastern Time on February 7, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JJSF2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 9, 2021 for shares held directly and by 11:59 p.m. Eastern Time on February 7, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D28725-P47281 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

J & J SNACK FOODS CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Director	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominee:

01) Peter G. Stanley

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF EXECUTIVES	☐	☐	☐
3. VOTE ON APPROVAL OF THE AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D28726-P47281

J & J SNACK FOODS CORP.
Annual Meeting of Shareholders
February 10, 2021 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Sean Trombly and Mary Lou Kehoe, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of J & J SNACK FOODS CORP. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at 10:00 AM, EST on February 10, 2021, at www.virtualshareholdermeeting.com/JJSF2021 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side